Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT

dated as of December 19, 2012

to the

CREDIT AGREEMENT

dated as of April 19, 2007

among

USPI HOLDINGS, INC.,

as Holdings

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.,

as the Borrower

AND THE LENDERS, AGENTS AND OTHER PARTIES THERETO

J.P. MORGAN SECURITIES LLC,

BARCLAYS BANK PLC,

GOLDMAN SACHS LENDING PARTNERS LLC,

MORGAN STANLEY SENIOR FUNDING, INC.

NOMURA SECURITIES INTERNATIONAL, INC.

and

SUNTRUST ROBINSON HUMPHREY, INC.,

as Joint Lead Arrangers and Joint Bookrunners

and

GOLDMAN SACHS LENDING PARTNERS LLC,

MORGAN STANLEY SENIOR FUNDING, INC.,

NOMURA SECURITIES INTERNATIONAL, INC.

and

SUNTRUST BANK,

as Co-Documentation Agents

THIRD AMENDMENT

This Third Amendment, dated as of December 19, 2012 (this “Amendment”), to the Credit Agreement, dated as of April 19, 2007, as amended by Amendment No. 1, dated as of August 19, 2009, and the Second Amendment, dated as of April 3, 2012 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among USPI HOLDINGS, INC. (“Holdings”), UNITED SURGICAL PARTNERS INTERNATIONAL, INC. (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent (the “Agent”), and the other parties thereto.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Credit Agreement be amended to provide for additional term loan commitments in an aggregate principal amount not to exceed $150,000,000 and amend certain other terms in the Credit Agreement in the manner provided for herein;

WHEREAS, the Additional New Tranche B Commitments and the Additional New Tranche B Term Loans (in each case, as defined below) will have the same terms as the New Tranche B Commitments and the New Tranche B Term Loans;

WHEREAS, the proceeds of the Additional New Tranche B Term Loans borrowed on the Third Amendment Effective Date will be used by the Borrower solely (i) to pay a special dividend in the amount of $70,000,000 to the shareholders of Holdings, (ii) to repay outstanding Revolving Loans under the Credit Agreement, (iii) for general corporate purposes and (iv) to pay fees and expenses related thereto;

WHEREAS, the Agent, the Required Lenders and the Borrower are willing to agree to the requested amendments subject to the provisions of this Amendment;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

Section 1. Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.

Section 2. Amendments.

2.1 Section 1.01 of the Credit Agreement is hereby amended by:

(a) inserting the following definitions in appropriate alphabetical order:

““Third Amendment” means the Third Amendment to this Agreement, dated as of December 19, 2012, among Holdings, Borrower, the Additional New Tranche B Term Lenders (as defined therein) and the Lenders party thereto.”

““Third Amendment Effective Date” means December 19, 2012.”

(b) deleting the definition of “New Tranche B Commitment” in its entirety and inserting in lieu thereof the following definition:

““New Tranche B Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a New Tranche B Term Loan hereunder on the Second Amendment Effective Date or the Third Amendment Effective Date, as applicable, expressed as an amount representing the maximum principal amount of the New Tranche B Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to Section 2.20 or pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s New Tranche B Commitment is set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its New Tranche B Commitment, as applicable. The initial aggregate amount of the New Tranche B Commitments on the Second Amendment Effective Date is $365,000,000. The aggregate amount of the additional New Tranche B Commitments made on the Third Amendment Effective Date is $150,000,000.”

(c) deleting the definition of “Maximum Incremental Debt Amount” in its entirety and inserting in lieu thereof the following definition:

““Maximum Incremental Debt Amount” means $50,000,000.”

2.2 deleting the phrase “Sections 6.01(xx) and (xxi)” from clause (c) of the definition of “Prepayment Event” and inserting in lieu thereof “Section 6.01(a)(xx)”.

2.3 Section 2.01 of the Credit Agreement is hereby amended by deleting clause (a) thereof in its entirety and inserting in lieu thereof the following clause (a):

“(a) New Tranche B Term Lender agrees to make a New Tranche B Term Loan to the Borrower on the Second Amendment Effective Date or the Third Amendment Effective Date, as applicable, in a principal amount not exceeding its New Tranche B Commitment”

2.4 Section 2.08 of the Credit Agreement is hereby amended by deleting clause (a) thereof in its entirety and inserting in lieu thereof the following clause (a):

“(a) Unless previously terminated, (i) the New Tranche B Commitments shall terminate at 5:00 p.m., New York City time, on the Second Amendment Effective Date or 5:00 p.m., New York City time, on the Third Amendment Effective Date, as applicable, and (ii) the Revolving Commitments shall terminate at the start of the Revolving Maturity Date”

2.5 Section 2.10(c) of the Credit Agreement is hereby amended by inserting the phrase “plus the aggregate principal amount of the New Tranche B Term Loans made on the Third Amendment Effective Date” immediately following the phrase “the aggregate principal amount of the New Tranche B Term Loans outstanding on the Second Amendment Effective Date”.

2.6 Section 2.20(a)(ii)(x) of the Credit Agreement is hereby amended by deleting the phrase “2.11(c)” and inserting in lieu thereof “2.11(a)”.

2.7 Section 5.11 of the Credit Agreement is hereby amended by inserting the following sentence immediately following the first sentence thereof:

“The proceeds of the New Tranche B Term Loans borrowed on the Third Amendment Effective Date will be used by the Borrower solely (i) to pay a special dividend in the amount of $70,000,000 to the shareholders of Holdings, (ii) to repay outstanding Revolving Loans under the Credit Agreement, (iii) for general corporate purposes and (iv) to pay fees and expenses related thereto.”

2.8 Schedule 2.01 (Commitments) to the Credit Agreement is hereby amended by supplementing such schedule with the information contained in Annex I hereto.

Section 3. Additional New Tranche B Term Loans.

3.1 Each lender identified in Annex I hereto (each, an “Additional New Tranche B Term Lender”) hereby (i) agrees to the terms of this Amendment, (ii) agrees to all provisions of the Credit Agreement, as amended hereby, and to be a party to the Credit Agreement as a Lender and a New Tranche B Lender and (iii) commits to provide a New Tranche B Term Loan to the Borrower on the Third Amendment Effective Date in such amount not to exceed the amount set forth under the heading “Additional New Tranche B Commitment” opposite such Additional New Tranche B Term Lender’s name on Annex I hereto (collectively, the “Additional New Tranche B Commitments”, and the New Tranche B Term Loans made pursuant thereto, the “Additional New Tranche B Term Loans”). The aggregate principal amount of the Additional New Tranche B Term Loans made on the Third Amendment Effective Date shall be $150,000,000.

3.2 Each Lender party hereto consents to the making of the Additional New Tranche B Term Loans by the Additional New Tranche B Term Lenders.

3.3 Each party hereto agrees that, for all purposes of the Credit Agreement and the other Loan Documents, (i) each Additional New Tranche B Commitment shall be deemed to be a New Tranche B Commitment (as defined in the Credit Agreement), (ii) each Additional New Tranche B Term Lender shall be deemed to be a Lender and a New Tranche B Lender (in each case as defined in the Credit Agreement) and, from and after the Third Amendment Effective Date, each Additional New Tranche B Term Lender shall be a party to the Credit Agreement and shall have the rights and obligations of a Lender and a New Tranche B Lender under the Credit Agreement and (iii) each Additional New Tranche B Term Loan shall be deemed to be a New Tranche B Term Loan, a Term Loan and a Loan (in each case as defined in the Credit Agreement) and have a final maturity of the New Tranche B Maturity Date.

3.4 The Borrower shall provide irrevocable notice in a manner consistent with Section 2.03 of the Credit Agreement requesting that the Additional New Tranche B Term Lenders make the Additional New Tranche B Term Loans on the Third Amendment Effective Date.

Section 4. Representations and Warranties. The Borrower and each Loan Party hereby represents and warrants on and as of the date hereof and on and as of the Third Amendment Effective Date that (i) it is legally authorized to enter into and has duly executed and delivered this Agreement, (ii) no Default or Event of Default has occurred and is continuing, including, specifically, Section 5.12 (Additional Subsidiaries) and Section 5.13 (Further Assurances), (iii) the representations and warranties set forth in Article III (Representations and Warranties) of the Credit Agreement and the representations and warranties in each other Loan Document, including, specifically, Section 3.22 (Security Documents) are true and correct in all material respects on and as of the Third Amendment Effective Date with the same effect as though made on and as of the Closing Date (as defined in the Credit Agreement), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; and (iv) all Liens and security interests created under the Loan Documents for the benefit of the Secured Parties under the Loan Documents are valid and enforceable Liens on and/or security interests in the Collateral, as security for the Obligations.

Section 5. Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (the date on which such conditions shall have been so satisfied, the “Third Amendment Effective Date”).

5.1 the Agent shall have received the following:

(a) all fees required to be paid, and all expenses for which invoices have been presented at least one Business Day prior to the Third Amendment Effective Date (including the reasonable fees and expenses of legal counsel) required to be paid;

(b) executed counterparts from each Loan Party of the Guarantee and Collateral Acknowledgement substantially in the form attached hereto as Exhibit A;

(c) executed counterparts of this Amendment from Holdings, the Borrower, each Additional New Tranche B Term Lender and the Required Lenders (provided that the Required Lenders shall be comprised solely of Lenders that are parties to the Credit Agreement immediately prior to the Third Amendment Effective Date);

(d) such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment, the Additional New Tranche B Commitments and the Additional New Tranche B Term Loans and any other legal matters relating to the Loan Parties, the Loan Documents, the Additional New Tranche B Commitments or the Additional New Tranche B Term Loans (including, without limitation, certified resolutions from the board of directors, members or other similar body of each Loan Party authorizing the execution, delivery and performance of the Amendment), all in form and substance reasonably satisfactory to the Agent;

(e) the legal opinion, dated the Third Amendment Effective Date, of (i) Ropes & Gray LLP, counsel to the Loan Parties and (ii) the General Counsel of the Borrower. Each such legal opinion shall cover such customary matters incidental to the Amendment as the Agent may request and shall be addressed to the Agent and the Lenders;

(f) a certificate, dated the Third Amendment Effective Date and signed by the president or a vice president of the Borrower or a Financial Officer, in form and substance reasonably satisfactory to the Agent, together with such other evidence reasonably requested by the Lenders, confirming the solvency of the Loan Parties on a consolidated basis after giving effect to the Additional New Tranche B Commitments and the Additional New Tranche B Term Loans; and

(g) a certificate, dated the Third Amendment Effective Date and signed by the president or a vice president of the Borrower or a Financial Officer, documenting the Borrower’s compliance with the conditions set forth in Sections 5.2, 5.3 and 5.4.

5.2 At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

5.3 Each of the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the Third Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date).

5.4 At the time of and immediately after giving effect to this Amendment, the Borrower shall be in compliance on a Pro Forma Basis with the Financial Performance Covenant (such covenant to be applied even if no Revolving Loan or Swingline Loan and less than $7.5 million of LC Exposure is outstanding).

Section 6. Conditional Prepayment. Notwithstanding anything to the contrary in the Credit Agreement, the Required Lenders hereby waive any notice period or irrevocability for any notice of prepayment delivered on or prior to the Third Amendment Effective Date.

Section 7. Continuing Effect; No Other Amendments or Consents. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period.

Section 8. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

Section 9. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 11. Interpretation. This Agreement is a Loan Document for the purposes of the Credit Agreement.

Section 12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

By:	/s/ William Wilcox
Name: William Wilcox
Title: President

USPI HOLDINGS, INC.

By:	/s/ William Wilcox
Name: William Wilcox
Title: President

[Signature Page to Third Amendment]

JPMORGAN CHASE BANK, N.A., as Agent

By:	/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

[Signature Page to Third Amendment]

JPMORGAN CHASE BANK N.A.,
as an Additional New Tranche B Term Lender

By:	/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

[Signature Page to Third Amendment]

J.P. Morgan Chase Bank, N.A. as a Lender

By:	/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

[Signature Page to Third Amendment]

EXHIBIT A

Form of Guarantee and Collateral Acknowledgement

Reference is made to the Credit Agreement dated as of April 19, 2007 (as amended from time to time, the “Credit Agreement”) among others United Surgical Partners International, Inc., the Lenders and other parties thereto and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

Each Loan Party executing a copy of this Guarantee and Collateral Acknowledgement confirms and agrees that notwithstanding the effectiveness of the foregoing Amendment, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by the Amendment. Each Loan Party hereby reaffirms the legality, validity, effectiveness, enforceability and priority of the Liens granted by it to the Collateral Agent for the benefit of the Secured Parties under the Credit Documents to which it is a party to secure the Obligations (after giving effect to the Third Amendment and including, for the avoidance of doubt, Obligations in respect of the Additional New Tranche B Term Loans), which Liens shall continue in full force and effect during the term of the Credit Agreement and shall continue to secure the Obligations (after giving effect to the Third Amendment), in each case, on and subject to the terms and conditions set forth herein and in the other Loan Documents.

[ ]

By:
Name:
Title:

ANNEX I

Commitments

Lender	Additional New Tranche B Commitment
JPMorgan Chase Bank, N.A.	$150,000,000